THE MANAGERS FUNDS

MANAGERS MONEY MARKET FUND

(Prospectus dated May 1, 2009, as supplemented July 2, 2009)

(Statement of Additional Information dated May 1, 2009, as supplemented May 20, 2009 and July 1, 2009)

Supplement dated March 5, 2010 to the Prospectus and Statement of Additional Information dated and supplemented as noted above.

The following information supplements and supersedes any information to the contrary relating to the Managers Money Market Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Prospectus and Statement of Additional Information, dated and supplemented, as noted above.

At a meeting held on March 5, 2010, the Trust’s Board of Trustees approved a plan to liquidate the Fund on or about April 30, 2010 (the “Liquidation”). Effective March 8, 2010, the Fund will no longer accept applications for new accounts. Effective April 30, 2010, the Managers Funds’ complex will no longer offer a proprietary money market mutual fund. It is expected that the cash proceeds of the Liquidation will be distributed to shareholders of the Fund at $1.00 per share in a complete redemption of their shares on or about April 30, 2010, unless other arrangements are made. A shareholder letter will be sent to existing shareholders or their financial intermediaries on or about March 8, 2010, setting forth the various options and instructions with respect to the Liquidation and the distribution of each shareholder’s redemption proceeds. Any shareholder may ask to have the proceeds of their account sent to them via check. All shareholders with a direct account (“Direct Shareholders”) and shareholders in the ManagersChoice® program may exchange their shares for shares directly in a money market fund managed by JPMorgan Asset Management, the JPMorgan Liquid Assets Money Market Fund. Direct Shareholders may also choose to invest in any other Managers Funds, in accordance with the terms of each Fund’s prospectus. Shareholders investing through certain fund platform omnibus accounts will have their accounts liquidated and the proceeds returned to them through the platform sponsor, unless we are instructed otherwise.

Existing shareholder accounts and shareholders investing in the Fund through the ManagersChoice® program may continue to purchase shares of the Fund until April 28, 2010, including purchases made pursuant to automatic investment programs, such as automatic investments through 401(k) plans and reinvestment of any dividends and distributions.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE